Exhibit 99.1

TES 2017-2, LLC

Solar Asset Backed Notes, Series 2017-2

Sample Solar Asset Agreed-Upon Procedures

Report To:

SolarCity Corporation

Ancon Solar II Lessor, LLC

Ancon Solar III Lessor, LLC

29 November 2017

Ernst & Young LLP 5 Times Square New York, NY 10036-6530	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

SolarCity Corporation

Ancon Solar II Lessor, LLC

Ancon Solar III Lessor, LLC

3055 Clearview Way

San Mateo, California 94402

Re:	TES 2017-2, LLC
Solar Asset Backed Notes, Series 2017-2 (the “Notes”)
Sample Solar Asset Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to by SolarCity Corporation d/b/a Tesla Energy (the “Originator”), Ancon Solar II Lessor, LLC (“Ancon II”), Ancon Solar III Lessor, LLC (“Ancon III,” together with Ancon II, the “Depositors”), Citigroup Global Markets, Inc. (“Citigroup”) and Credit Suisse Securities (USA) LLC (“Credit Suisse,” together with the Originator, Depositors and Citigroup, the “Specified Parties”), solely to assist the Depositors in evaluating the accuracy of certain information with respect to a pool of photovoltaic systems installed on residential properties and the related customer agreements (the ”Solar Assets”) relating to the TES 2017-2, LLC securitization transaction. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Originator, on behalf of the Depositors, provided us with:

a.	An electronic data file labeled “TES 2017-2 Datatape_11.13.17_E&Y.xlsx” and the corresponding record layout and decode information (the “Preliminary Data File”) that the Originator, on behalf of the Depositors, indicated contains information on certain photovoltaic systems installed on residential properties and the related customer agreements (the “Preliminary Solar Assets”) as of 30 September 2017 (the “Preliminary Cut-Off Date”) that the Originator, on behalf of the Depositors, indicated are expected to be representative of the Solar Assets,

b.	A schedule labeled “Random Sample File v10.27.17 Tape.xlsx” (the “Sample Solar Asset Listing Schedule”) that the Originator, on behalf of the Depositors, indicated contains the JobIDs (each, a “Job ID”) for 350 Preliminary Solar Assets (the “Sample Solar Assets”),

c.	Imaged copies of:

i.	The solar lease agreement, power purchase agreement and amendment and/or change order thereto (collectively and as applicable, the ”Agreement”),

ii.	Certain printed system screen shots from the Originator’s servicing system (the ”System Screen Shots”) and

iii.	The PBI source document (as applicable, the “PBI Source Document,” together with the Agreement and System Screen Shots, the “Source Documents”)

relating to the Sample Solar Assets,

d.	Certain schedules that the Originator, on behalf of the Depositors, indicated contain information relating to the:

i.	FICO score (the “FICO Score Schedule”) and

ii.	First payment date (the ”First Payment Date Schedule,” together with the FICO Score Schedule and Source Documents, the “Sources”)

for each Sample Solar Asset,

e.	The list of relevant characteristics (the ”Sample Characteristics”) on the Preliminary Data File, which is shown on Exhibit 1 to Attachment A, and

f.	Instructions, assumptions and methodologies, which are described in Attachment A.

The Sample Solar Assets on the Sample Solar Asset Listing Schedule were selected by the Originator, on behalf of the Depositors. The Originator, on behalf of the Depositors, did not inform us as to the basis for the number of Sample Solar Assets or the selection criteria they used to select the Sample Solar Assets. For the purpose of the procedures described in this report, the 350 Sample Solar Assets are referred to as Sample Solar Asset Numbers 1 through 350.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositors are responsible for the Preliminary Data File, Sample Solar Asset Listing Schedule, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the Preliminary Data File. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sample Solar Asset Listing Schedule, Sources or any other information provided to us by the Originator, on behalf of the Depositors, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to (a) the existence of the Preliminary Solar Assets or Solar Assets, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Originator, on behalf of the Depositors, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or

b.	Making any findings with respect to:

i.	Whether the origination of the Solar Assets conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,

ii.	The value of the collateral securing the Solar Assets,

iii.	Whether the originator of the Solar Assets complied with federal, state or local laws or regulations or

iv.	Any other factor or characteristic of the Solar Assets that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

29 November 2017

Attachment A

Procedures performed and our associated findings

1.	For each photovoltaic system and the related customer agreement on the Sample Solar Asset Listing Schedule and Preliminary Data File, we compared the Job ID, as shown on the Sample Solar Asset Listing Schedule, to the corresponding Job ID, as shown on the Preliminary Data File, and noted that all of the Sample Solar Assets included on the Sample Solar Asset Listing Schedule were included on the Preliminary Data File.

2.	For each Sample Solar Asset on the Preliminary Data File, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located on, or to the corresponding information we recalculated using information located on, the Sources, subject to the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositors, that are stated in the notes to Exhibit 1 to Attachment A. The Source(s) that we were instructed by the Originator, on behalf of the Depositors, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A Page 1 of 6

Sample Characteristics and Sources

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note
Job ID	JobID	Agreement	i.

Market type	MarketTypeName	System Screen Shots	ii.

City	City	Agreement	iii.

State	State	Agreement

Zip code	Zip	Agreement	iii.

Payment type	PaymentTypeName	Agreement

Original term (months)	MonthlyPaymentsQuantity	Agreement

Year 1 PPA rate (ppa)	Annual PPA Rate	Agreement	iv.

Year 1 monthly payment (lease)	Monthly Lease Rate	Agreement	v.

Annual escalator	AnnualEscalator	(a) Agreement or (b) Agreement and recalculation	vi.

Year 2 performance guarantee (kWh)	Guaranteed Production >> 2	Agreement	vii.

Contract estimated annual production (kWh)	Year 1 Production	(a) Agreement or (b) Agreement and recalculation	viii.

PBI rate	PBI Rate	PBI Source Document	ix.

PBI term	PBI Term (yrs)	PBI Source Document	ix.

PBI payment frequency	PBI Payment Frequency	PBI Source Document	ix.

PTO date	PTO Date	System Screen Shots

System size (kW DC)	SystemSize	System Screen Shots and recalculation	x.

Utility name	UtilityName	System Screen Shots

Exhibit 1 to Attachment A Page 2 of 6

Sample Characteristic	Preliminary Data File Field Name	Source(s)	Note

Panel manufacturer	PrimaryPanelType	System Screen Shots	xi.

Inverter manufacturer	PrimaryInverterType	System Screen Shots	xii.

FICO score	FICO Score	FICO Score Schedule

First payment date	Cash Flow Start Date	First Payment Date Schedule

Last payment date	Last Payment Date	Agreement, First Payment Date Schedule and recalculation	xiii.

Seasoning (months)	Seasoning	First Payment Date Schedule and recalculation	xiv.

Remaining term (months)	Remaining Term	Agreement and recalculation	xv.

Financing option name	FinanceOptionName	System Screen Shots

Billing type	Billing Type	System Screen Shots

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the market type Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositors, indicated a market type of “New Homes,” as shown on the System Screen Shots, corresponds to a market type of “Residential,” as shown on the Preliminary Data File.

Exhibit 1 to Attachment A Page 3 of 6

Notes: (continued)

iii.	For the purpose of comparing the city and zip code Sample Characteristics for each Sample Solar Asset, the Originator, on behalf of the Depositors, instructed us to:

a.	Note agreement if the information on the Preliminary Data File agreed to either the:

(1)	Installation location or

(2)	Customer name and address,

both as shown on the Agreement, and

b.	Ignore differences due to abbreviations, truncations and spelling errors.

We performed no procedures to reconcile any differences that may exist with respect to the information shown on the Agreement for the city and zip code Sample Characteristics.

iv.	We were instructed by the Originator, on behalf of the Depositors, not to compare the year 1 PPA rate (ppa) Sample Characteristic for any Sample Solar Asset with a payment type of “Lease,” as shown on the Preliminary Data File (each, a “Sample Lease Solar Asset”).

v.	We were instructed by the Originator, on behalf of the Depositors, not to compare the year 1 monthly payment (lease) Sample Characteristic for any Sample Solar Asset with a payment type of “PPA,” as shown on the Preliminary Data File.

v.	For the purpose of comparing the annual escalator Sample Characteristic for each Sample Solar Asset (except for Sample Solar Asset Numbers 75 and 271), the Originator, on behalf of the Depositors, instructed us to use the Agreement as the Source.

For the purpose of comparing the annual escalator Sample Characteristic for Sample Solar Asset Numbers 75 and 271, the Originator, on behalf of the Depositors, instructed us to recalculate the annual escalator by:

a.	Subtracting the:

(1)	Year 1 monthly payment (lease) from

(2)	Year 2 monthly payment (lease),

both as shown on the Agreement,

b.	Dividing the result obtained in a. above by the year 1 monthly payment (lease), as shown on the Agreement,

c.	Multiplying the result obtained in b. above by 100 and

d.	Rounding the result obtained in c. above to the first decimal place (XX.X).

Exhibit 1 to Attachment A Page 4 of 6

Notes: (continued)

vii.	We were instructed by the Originator, on behalf of the Depositors, not to compare the year 2 performance guarantee (kWh) Sample Characteristic for any Sample Solar Asset with a PeGu period of “NA,” as shown on the Preliminary Data File (each, a “No Performance Guarantee Sample Solar Asset”).

For the purpose of comparing the year 2 performance guarantee (kWh) Sample Characteristic for each Sample Solar Asset that is not a No Performance Guarantee Sample Solar Asset (each, a “Performance Guarantee Sample Solar Asset”), the Originator, on behalf of the Depositors, instructed us to ignore differences of +/- 10% or less (calculated as a percentage of the year 2 performance guarantee (kWh) value that is shown on the Preliminary Data File).

viii.	For the purpose of comparing the contract estimated annual production (kWh) Sample Characteristic for each No Performance Guarantee Sample Solar Asset, the Originator, on behalf of the Depositors, instructed us to:

a.	Use the Agreement as the Source and

b.	Ignore differences of +/- 10% or less (calculated as a percentage of the contract estimated annual production (kWh) value, as shown on the Preliminary Data File).

For the purpose of comparing the contract estimated annual production (kWh) Sample Characteristic for each Performance Guarantee Sample Solar Asset (except for Sample Solar Asset Numbers 57, 109 and 270), the Originator, on behalf of the Depositors, instructed us to:

c.	Recalculate the contract estimated annual production (kWh) by dividing:

(1)	The year 2 performance guarantee (kWh), as shown on the Agreement, by

(2)	1.895 and

d.	Ignore differences of +/- 10% or less (calculated as a percentage of the contract estimated annual production (kWh) value, as shown on the Preliminary Data File).

For the purpose of comparing the contract estimated annual production (kWh) Sample Characteristic for Sample Solar Asset Numbers 57, 109 and 270, the Originator, on behalf of the Depositors, instructed us to:

e.	Recalculate the contract estimated annual production (kWh) by dividing:

(1)	The year 2 performance guarantee (kWh), as shown on the Agreement, by

(2)	1.696 and

f.	Ignore differences of +/- 10% or less (calculated as a percentage of the contract estimated annual production (kWh) value, as shown on the Preliminary Data File).

Exhibit 1 to Attachment A Page 5 of 6

Notes: (continued)

ix.	We were instructed by the Originator, on behalf of the Depositors, not to compare the PBI rate, PBI term and PBI payment frequency Sample Characteristics for Sample Solar Assets with a PBI rate, PBI term and PBI payment frequency of “—,” all as shown on the Preliminary Data File.

x.	For the purpose of comparing the system size (kW DC) Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositors, instructed us to recalculate the system size (kW DC) by:

a.	Multiplying the PV module wattage amount by the quantity, both as shown on the System Screen Shots, and

b.	Dividing the result obtained in a. above by 1,000.

xi.	For the purpose of comparing the panel manufacturer Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositors, indicated a panel manufacturer of “Kyocera,” as shown on the Preliminary Data File, corresponds to a panel manufacturer of “SolarCity” or ”SolarCity Standard,” as shown on the System Screen Shots.

xii.	For the purpose of comparing the inverter manufacturer Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositors, instructed us to note agreement if the inverter manufacturer, as shown on the Preliminary Data File, agreed to at least one inverter manufacturer, as shown on the corresponding System Screen Shots, subject to the additional instruction provided by the Originator, on behalf of the Depositors, that is stated in the succeeding paragraph. We performed no procedures to reconcile any differences that may exist with respect to the information shown on the System Screen Shots for the inverter manufacturer Sample Characteristic.

For the purpose of comparing the inverter manufacturer Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositors, indicated an inverter manufacturer of “ABB,” as shown on the Preliminary Data File, corresponds to an inverter manufacturer of “SOLAREDGE,” as shown on the System Screen Shots.

xiii.	For the purpose of comparing the last payment date Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositors, instructed us to recalculate the last payment date by adding the:

a.	Number of months resulting from subtracting:

(1)	1 from the

(2)	Original term (months), as shown on the Agreement,

to

b.	First payment date, as shown on the First Payment Date Schedule.

Exhibit 1 to Attachment A Page 6 of 6

Notes: (continued)

xiv.	For the purpose of comparing the seasoning (months) Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositors, instructed us to recalculate the seasoning (months) by:

a.	Calculating the difference in days (assuming each year contains 360 days composed of twelve 30 day months) between the:

(1)	First payment date, as shown on the First Payment Date Schedule, and

(2)	Preliminary Cut-Off Date,

b.	Dividing the result obtained in a. above by 30,

c.	Adding 1 to the result obtained in b. above and

d.	Rounding the result obtained in c. above to the nearest integer.

xv.	For the purpose of comparing the remaining term (months) Sample Characteristic for each Sample Solar Asset, the Originator, on behalf of the Depositors, instructed us to recalculate the remaining term (months) by subtracting the:

a.	Seasoning (months), as recalculated in note xiv. above, from

b.	Original term (months), as shown on the Agreement.

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Originator, on behalf of the Depositors, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

Sample Solar Asset Number	Sample Characteristic	Preliminary Data File Value	Source Value
72	Year 1 PPA rate (ppa)	$0.1190	$0.1370
75	Contract estimated annual production (kWh)	3,010 kWh	0 kWh
177	City	Middle River	Baltimore
242	PTO date	12/5/2016	1/4/2017
	System size (kW DC)	4.68 kW DC	13.00 kW DC